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                                                                Exhibit 10.15(g)


                     SIXTH AMENDMENT TO THE CREDIT AGREEMENT

                  SIXTH AMENDMENT, dated as of March 2, 2000, among THE BON-TON DEPARTMENT STORES, INC. and THE BON-TON STORES OF LANCASTER, INC. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent and Lender.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of April 15, 1997 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein are used herein as therein defined); and

                  WHEREAS, the Borrowers desire to have the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions provided herein;

                  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment. The Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree to the following amendment to the Credit
Agreement:

                  (a) Section 6.14 is hereby amended by adding the following at the end thereof: "; provided further, however, that with respect to clause (f) above, notwithstanding the foregoing proviso and in addition to any amounts paid pursuant to such proviso, such dividends may be paid pursuant to such clause (f) up to an aggregate amount of $2,500,000 if no Default or Event of Default shall have occurred and be continuing or would result after giving effect to any such payment."

                  (b) Disclosure Schedule (A-1) to the Credit Agreement is hereby replaced with Disclosure Schedule (A-1) annexed hereto effective upon the release by the Agent of the Mortgage on the Borrowers' real property located in Camp Hill, Pennsylvania. Accordingly, as of such date, Designated Properties shall no longer include such property.
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         Section 2. Consent. The Lenders and Agent hereby consent to the Agent releasing the Mortgage on the Borrowers' real property located in Camp Hill, Pennsylvania.

         Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received counterparts of this Amendment executed by each Borrower, Credit Party, Agent and the Requisite Lenders as to Section 1 hereof, and each of the Lenders as to Section 2 hereof, or, as to the Lenders, advice satisfactory to the Agents that such Lenders have executed this Amendment.

         Section 4. Representations and Warranties. The Borrowers and other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

                  (a) After giving effect to this Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

                  (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

                  (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms.

         Section 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or


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remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

         Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         Section 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                     BORROWERS:

                                     THE BON-TON DEPARTMENT STORES, INC.

                                     By:  /s/ H. Todd Dissinger
                                        ---------------------------------------
                                        Name   H. Todd Dissinger
                                        Title: Treasurer

                                     THE BON-TON STORES OF LANCASTER, INC.

                                     By:  /s/ J. H. Baireuther
                                        ---------------------------------------
                                        Name:  James H. Baireuther
                                        Title: Executive Vice President & CFO

                                     OTHER CREDIT PARTIES:

                                     THE BON-TON STORES, INC.

                                     By: /s/ H. Todd Dissinger
                                        ---------------------------------------
                                        Name:  H. Todd Dissinger
                                        Title: Treasurer


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                                     THE BON-TON CORP.

                                     By: /s/ J. H. Baireuther
                                        ---------------------------------------
                                        Name:  James H. Baireuther
                                        Title: Treasurer

                                     THE BON-TON NATIONAL CORP.

                                     By: /s/ J. H. Baireuther
                                        ---------------------------------------
                                        Name:  James H. Baireuther
                                        Title: Treasurer

                                     THE BON-TON TRADE CORP.

                                     By: /s/ J. H. Baireuther
                                        ---------------------------------------
                                        Name:  James H. Baireuther
                                        Title: Treasurer

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Charles D. Chiodo
   ----------------------------------
Name:  Charles D. Chiodo
Title: Authorized Signatory

BANKBOSTON, N.A.

By: /s/ Susan L. Pardus-Galland
   ----------------------------------
Name:  Susan L/ Pardus-Galland
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Evelyn Kusold
   ----------------------------------
Name:  Evelyn Kusold
Title: AVP

FIRST UNION NATIONAL BANK

By: /s/ Joan Anderson
   ----------------------------------
Name:  Joan Anderson
Title: VP


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MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Gregory Vogelsang
   ----------------------------------
Name:  C. Gregory Vogelsang
Title: Assistant Vice President

FOOTHILL CAPITAL CORPORATION

By: /s/ Michael P. Baranowski
   ----------------------------------
Name:  Michael P. Baranowski
Title: Vice President

FLEET BUSINESS CREDIT CORPORATION

By: /s/ Victor A. Alarcon
   ----------------------------------
Name:  Victor A. Alarcon
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Albert R. Joseph
   ----------------------------------
Name:  Albert R. Joseph
Title: Vice President


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                            Disclosure Schedule (A-1)

                              Designated Properties

Store #36 - Greensburg, PA
Store #4 - Lewistown